                                                                   EXHIBIT 10(g)


                              Acxiom Corporation
                                Leadership Team
                            Compensation Guidelines


                     Leadership Compensation Plan - FY2000

-----------------------------------------------------------------------------------------------------------------------------

  Leader           'Not at Risk' Base Salary Ranges                            Plan Structure
Classification
-----------------------------------------------------------------------------------------------------------------------------
                                                           Base        At Risk                    LTI           Yrs Granted
-----------------------------------------------------------------------------------------------------------------------------

Level 5                                                    35%          25%                       40%               3
                     Salary ranges determined by
Level 4              market data for individual            40%          25%                       35%               3
                     area of responsibility.

Level 3                                                    50%          25%                       25%               2

Level 2                                                    60%          20%                       20%               1

Level 1                                                    70%          15%                       15%               1
-----------------------------------------------------------------------------------------------------------------------------
NOTE:  At Risk Opportunity for the fiscal year is established based on Base Salary as of May 1, 1999.
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

                                              Business Development / Sales Leadership
                                                    Compensation Plan - FY2000
-----------------------------------------------------------------------------------------------------------------------------


    Leader         'Not at Risk' Base Salary Ranges                                       Plan Structure
Classification
                -------------------------------------------------------------------------------------------------------------
                                                           Base        At Risk                    LTI           Yrs Granted
-----------------------------------------------------------------------------------------------------------------------------

Level 3                                                    40%          40%                       20%               2
                      Salary ranges determined by
Level 2               market data for individual           40%          40%                       20%               1
                      determined by area of
                      responsibility.
Level 1                                                    50%          30%                       20%               1

                                                                       Common       Commissions
                                                                        Fate

                                                                        75%             25%

                                                                        50%             50%

                                                                        25%             75%

-----------------------------------------------------------------------------------------------------------------------------
NOTE:  At Risk Opportunity for the fiscal year is established based on Base Salary as of May 1, 1999.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                % Increase Guidelines for Salaries
                                                              FY2000
-----------------------------------------------------------------------------------------------------------------------------
Rating             Within Range                           In Excess                         Below Range
                                                          of Range

Low                     0%                                   0%          For ratings of Solid or High, four year market
                                                                         adjustment plans have been put in place to reach
Solid                Up to 6%                             Up to 2%       market.
High                 Up to 8%                             Up to 4%
-----------------------------------------------------------------------------------------------------------------------------

                  GENERAL DESCRIPTION OF THE LEADERSHIP TEAM
                  ------------------------------------------
                               COMPENSATION PLAN
                               -----------------
                                    FY2000
                                    ------


OBJECTIVE
---------

 . The objective of the Leadership Team compensation plan is to implement a pay plan which will reflect the leader's responsibility, provide compensation that is both equitable and competitive, and which will:

 .  Align the leader's interests with shareholder/investor's interest.

 .  Motivate leaders to achieve the highest level of performance.

 . Retain key leaders by linking leadership team compensation to company performance.

 .  Attract the best leaders through competitive, growth-oriented plans.

 . Enable sharing of growth & success between associates, leaders and shareholders.


PLAN PROVISIONS
---------------

ELIGIBILITY OF PARTICIPANTS
---------------------------

 . For purposes of the Leadership Team Compensation Plan, eligible associates will include Division leaders, Group leaders, Business Unit leaders, Sales leaders, Business Development leaders, Industry Application Development leaders, Finance and Accounting leaders, Organizational Development leaders, Legal leaders and Corporate Office leaders.

COMPONENTS AND PLAN STRUCTURE
-----------------------------

 .  The components of the Leadership Team Compensation Plan are as follows:

   .  Base salary (not at risk)
   .  Base salary (at risk)
   .  Long-term incentive (stock options)
   .  Retention/Recruiting Bonus (Special Situations Only)

 . Exhibit 1 of this document reflects the above components for the 5 levels of the Leadership Team Compensation Plan. In addition, it reflects the Business Development / Sales Leadership Plan.

COMPONENTS AND PLAN STRUCTURE CONTINUED
---------------------------------------

 .  Each level of the plan has the following:

   .  Base salary based on comparable market salary for the equivalent position.

   . Plan structure (reflecting percentage guideline ranges for each plan component to total compensation as well as number of years for which options are granted under the long-term incentive component of the plan)

 . Each leader is slotted into one of the five levels based on experience, scope of responsibility and past performance. The individual to whom the leader reports is responsible for managing his respective slotting. Division leaders must approve all level 3 slottings. Additionally, Division leaders must approve all slottings of individuals on the Business Development / Sales Leadership Compensation Plan. The Company leader must approve all slottings of levels 4 and 5.

 . Leaders slotted in the Business Development / Sales Leadership Plan must be a senior level business development / sales leader responsible for:

   . developing new business and relationships at senior executive levels of customers and prospects, or

   . providing leadership to two or more sales associates for a Group or Division. Providing leadership means assigning quotas and territories, conducting regular reviews of salesperson's call activity, hiring, terminations, preparing skill development plans, performance reviews, coaching, mentoring and overseeing the overall sales process for the area.

BASE SALARY (NOT AT RISK)
-------------------------

 . Guidelines have been established to award base salary increases for salaries that are comparable to market. Leaders who are below market have been put on plans to adjust their salaries to the 75th percentile for senior leaders and to the 50th percentile for all other leaders of comparable companies within 4 years.

 .  The percentage increase guidelines are revised / validated annually.

 . Base salaries for Business Development / Sales leaders will be established and managed using the Level 2 salary ranges.

BASE SALARY (AT RISK)
---------------------

General
-------

 . The base salary at risk (referred to as at risk throughout the remainder of this document) amount for the full fiscal year is determined by the company leadership as shown below and is based on the eligible associate's base salary as of May. No adjustment is made to at risk amounts during the plan year unless the leader moves from one plan level to another or is assigned a different job which warrants a change. In the event there is a change in the at risk, it will be prorated based on the date of the change.

          Leader                                  Approval of At Risk
          ------                                  -------------------
          CLT, Group & Corporate Leaders          Company Leader
          All Other Leaders                       Division Leaders

 .  Eligible associates must be employed on the date of the actual payment to
                                                           --------------
   receive payment for the quarterly and/or year-end at risk. The at risk for eligible associates who joined the Leadership Team after the beginning of the quarter will be pro-rated based on hire date. Additionally, the year-end at risk amount will be prorated in the same manner.

 . Division leaders have the right to withhold a leader's quarterly and/or annual at risk payment if the leader has failed to deliver Year 2000 objectives.

At risk targets
---------------

 . At risk will be based on the change in EVA attained with an EPS gate. (With the exception of the commission/specific objective component of the Business Development / Sales Leadership plans. See page 5 - Commission/specific objective at risk targets.)

EVA Incentive Principles
------------------------

 .  Target Incentive
     Competitive total compensation opportunity

 .  Expected EVA Improvement
     Performance standard to achieve the company "target EVA" (and to meet the market's expectation of EVA improvement required to support the price of the Company's stock.)

 .  Sharing of EVA Improvement Above/Below Expected
     Associates and shareholders share risks and rewards

 .  Incentive Bank
     Cumulative performance and incentive linked

BASE SALARY (AT RISK) CONTINUED
-------------------------------

Target Incentives and Expected EVA Improvement
----------------------------------------------

 .  Achievement of Expected EVA Improvement results in Target Incentive Pool

Sharing of Incremental EVA Results
----------------------------------

 .  Sharing of incremental EVA (above/below "Expected") is constant
   .  50% of every $1 of EVA above expected is added to incentive pool.
   . 50% of every $1 of EVA below expected is subtracted from incentive pool (EVA improvement can be below zero.)

 .  Associates/leaders share in all risks and rewards (no caps or floors)

Incentive Bank Principles
-------------------------

 . Over/Under attainment by Division for current year "deposited" into incentive bank

 .  Bank balance distributed:
   . up to 33% of the resulting bank balance - (Note - it is the intent of the plan to distribute 33% of the bank balance under normal circumstances. However, the actual % distribution is determined by the Compensation Team of the Company based on funding of the payments from earnings and analyzing the achieved results for the year. The Compensation Team may adjust this % based on special circumstances and may elect to not distribute any of this remaining bank balance and to carry all of it forward into the next year. The Compensation Team may elect to pay all or a portion of the 1/3 distribution in stock options.)

 .  Remaining bank balance reserved against future performance

 . "Negative" bank balance "repaid" before future over attainment incentives are paid

Incentive Funding (EPS Gates)
-----------------------------

 .  Incentive attainment determined based on EVA achievement

 .  Incentive funding subject to pro rata reduction if EPS Gate is not achieved

 .  Existing bank balances also subject to forfeiture to satisfy EPS Gate.

BASE SALARY (AT RISK) CONTINUED
-------------------------------

Common fate at risk target breakdown
--------------------------------------

--------------------------------------------------------------------------------
              Corporate      Division     Group         Revenue       Shared
              Office         Leaders      Leaders       Unit          Services
                                          OD/FA         Leaders       Unit
                                          Leaders**                   Leaders
--------------------------------------------------------------------------------
Common        100%           60%          50%           25%           75%
Fate          Co. EVA        Co. EVA      Co. EVA       Co. EVA       Co. EVA

-------------------------------------------------------------------------------

Unit          0%             30%          20%           75%*          25%
Performance                  Div EVA      Div. EVA                    Bus. Plan

                             10% A/R      20%           (20% Div
                                          Group EVA     EVA)*


                                          10% A/R       (45% Group
                                                        EVA)*

                                                        10% A/R
--------------------------------------------------------------------------------

* These are the default percentages unless the corporate office approves a different documented plan. Differences should be submitted to the corporate office by the Division leader by June 30 and by October 31 for mid-year revisions.

** Organizational Development and Finance / Accounting leaders' at risk percentages will be 50% Company EVA and 50% Division EVA.

Note: All at risk payments are subject to EPS gate (with the exception of the commissions/specific objective portion of the Business Development/Sales Leadership Plan)

Commission/specific objective at risk targets
---------------------------------------------

 .  These targets apply only to Business Development / Sales Leadership Plan.

 . The commission/specific objective portion of at risk under this plan is based on revenue and/or EVA percentage of quota attainment for the territories assigned to the business development/sales leader. It is the responsibility of the individual's Division and/or Group leader to establish these targets.

 . The commission/specific objective portion will be funded by the Unit, Group or Division and is not subject to the EPS gate as is the common fate portion of at risk. Budgets and EVA targets will not be adjusted for additional commission expense due to these plans.

BASE SALARY (AT RISK) CONTINUED
-------------------------------

 .  All commissions are calculated on a YTD, cumulative basis.

 . The plan provisions and quota assigned may be changed at any time by the Division leader.

 . The Division leader may choose not to accept additional business when resources are not available to process the work. It is the sales leader's responsibility to make certain that the work will be accepted before customer commitments are made.

Divisions and Units (Except Data Products Division):
----------------------------------------------------

 . The Division, Group and unit EVA is the controllable EVA for a Division and revenue Group/Unit which includes the direct revenue and expenses for the unit(s) less appropriate charges for data center consumption, application software and facilities as determined by the ABM system. Also included will be a charge for the cost of capital including accounts receivable, data center equipment, workstation/LAN and facilities. The target for your Group/Unit EVA will be negotiated with your Division leader.

 . Exceptions granted during the current fiscal year will affect next year's EVA targets.

Data Products Division - Groups/Units:
--------------------------------------

 .  Product Line EVA targets and attainment must be certified by the Corporate
   Office.

Shared Services Units:
----------------------

 . The business plan target component for Shared Services is to maintain your expenses at or below your current fiscal year budget.

EPS Gate Target
---------------

 .  The EPS target for fiscal 2000 is $1.00 per share.

 . All common fate at risk payments are subject to first achieving Acxiom's EPS targets.

BASE SALARY (AT RISK) CONTINUED
-------------------------------

Over/Under Achievement
----------------------

 . Above/below targeted EVA, 50% of all Incremental EVA will be added to / subtracted from the Incentive Banks. Above/Below target funds will be added to / subtracted from the respective incentive banks based on the Division's performance and up to 1/3 of the resulting bank balance may be paid at the end of the fiscal year and the remainder will be banked for future payment (subject to the sustained business performance of the Division and Acxiom Corporation). The Compensation Team will determine the actual payout of the over attainment bank based on business conditions and funding considerations.

 . The over/under achievement EVA will be primarily calculated at the Division level. However, the Compensation Team has the authority to make adjustments based on business circumstances. In no cases will the sum of the over attainment banked be greater than the total company's over attainment.

Method of payment:
------------------

 . It is Acxiom's intention to pay at risk in cash. However, from time to time the Company Leadership Team (CLT), may elect to pay at risk in stock options if conditions of the business justify it. In the event this decision is made, the CLT will make every effort to notify the Leadership Team members within 5 business days of the decision being finalized. If at risk is paid in stock options in lieu of cash, the Black-Scholes model will be used to calculate the option value and number of options.

 . Payments will be made quarterly based on attainment of financial objectives up to your target incentive and subject to the EPS funding gate calculation, as follows:

   First Quarter - 1/8th of total opportunity
   Second Quarter - 1/8th of total opportunity
   Third Quarter - 1/8th of total opportunity
   Fourth Quarter - 5/8th of total opportunity (1/8 for the 4th Quarter & 1/2 for the Annual Target)

 . All over achievement incentive calculations will be deferred until the year end. Over attainment distributions will be either in Stock Options or cash at the discretion of the Compensation Team.

 .  All payments will be made within 60 days of the end of the quarter.

 .  All EVA and EPS gate calculations will be done on a year-to-date basis.

BASE SALARY (AT RISK) CONTINUED
-------------------------------

 . For the first, second, third and fourth quarters, the objectives are equal to the year-to-date financial targets as of the end of each respective quarter and are subject to the EPS gate calculation. The total Company EVA and EPS quarterly gate targets are shown below.

                                             *PRELIMINARY*
                                              -----------


                        EVA                                      EVA
                    (in 000's)     EPS                        (in 000's)    EPS
                    ----------     ---                        ---------     ---

   First Quarter        TBD        TBD      Third Quarter       TBD         TBD

   Second Quarter       TBD        TBD      Fourth Quarter      TBD         TBD

                                              TOTALS
                                                                           $1.00
                                                                           -----


LONG-TERM INCENTIVE
-------------------

 . For purposes of determination of the long-term incentive (LTI), eligible associates must be employed and be a member of the Leadership Team on the date the Board of Directors reviews the LTI grants for that year (May Board of Directors meeting). These options fall under the Acxiom stock option plan and will be subject to all standard provisions.

 . The long-term incentive will be in the form of stock options and other performance vehicles as necessary. The current year vehicle will be stock options.

 .  Stock options will be awarded under three categories:

     Category A - Fair market value at date of grant
     Category B - 25% above fair market value
     Category C - 50% above fair market value

 . Using the Black-Scholes stock options pricing model, the mix of options to be awarded as an approximate percentage of the total long-term incentive are:

     Category A - 50% of total long-term incentive
     Category B - 25% of total long-term incentive
     Category C - 25% of total long-term incentive

 . Under the long-term incentive plan, participants will be awarded a grant of stock options on a cycle corresponding to the level of compensation plan to which the leader has been assigned. Multi-year grants are awarded for levels 3 through 5.

 . In the event a leader is assigned a level with multi-year grants, they will be awarded the number of years of options necessary to put them on the same cycle as all other leaders on that level.

 . Stock options awarded will vest over 6 years, 20% after years 2, 3, 4, 5, & 6 respectively following the date of grant. Stock options may not be exercisable later than fifteen years after their date of grant.

 . Stock options may also be granted at the October Board Meeting. The October options include new Leadership Team members as well as adjustments for those moving from one level to another.

 . It is the current intent of the Board of Directors to continue this plan (or a similar plan) in future years. The Board of Directors reserves the right to modify or cancel this plan in future years for any reason at its sole discretion.

RETENTION/RECRUITING BONUS
--------------------------

Retention Bonus:
----------------

A retention bonus for key senior leaders who we are at risk of losing is being added to the plan this year. Each Retention Bonus Plan for a senior leader must by approved by Charles Morgan and Rodger Kline.

Retention Bonus Plan Provisions:
     In addition to standard at risk plan
     Up to 25% of base salary (determined by Division leader, Rodger Kline and Charles Morgan)
     To be paid at same time as at risk payments
     Not subject to Corporate gate
     Based on achieving predetermined, documented, individual objectives Distribution amounts to be determined by Division leader

Recruiting Bonus:
-----------------

In order to recruit key leaders, it may be necessary to pay a one-time recruiting bonus.
     In addition to standard At Risk plan
     Up to 25% of base salary (determined by Division leader, Rodger Kline and Charles Morgan)
     To be paid upon hiring
     Not subject to Corporate gate


PLAN MODIFICATIONS
------------------

Any modification to the standard plan described in this document must be approved in advance by Rodger Kline.